SECURITY AGREEMENT

Agreement Number: 3391-601

Agreement dated July 19, 2013 between Premier Packaging Corporation as Debtor (whether one or more than one, herein called “Debtor”) having an address of 6 Framark Drive, Victor, NY 14564 and People’s Capital and Leasing Corp. as Secured Party (herein called “Secured Party”).

For valuable consideration and to secure indebtedness of Debtor to Secured Party under a certain Demand Promissory Note of even date (hereinafter called the “Note”), and any renewals, extensions or replacements thereof (the “Loan”), and any other obligation of Debtor to Secured Party which is in existence or may hereafter come into existence, Debtor hereby grants to Secured Party a security interest in the property listed on the annexed Schedule B (collectively referred to as the “Collateral”).

1.	All payments due under the Note shall be made without notice and demand and Debtor’s obligation to make any payment thereunder or hereunder shall be absolute and unconditional and Debtor shall not be entitled to any reduction or setoff against such payment, nor shall this Security Agreement terminate, or, the respective obligations of Secured Party or Debtor be otherwise affected by reason of any defect in, lack fitness for use of damage to, loss of possession or use of or destruction of all of or any of the portion of collateral constituting equipment from whatsoever cause, the prohibition of or other restriction against Debtor’s use of the Collateral, or for any other cause, it being the intention of the parties hereto that the Loan and other amounts payable by Debtor hereunder and under the Note shall continue to be payable in all events in the manner and at the times provided in the Note and hereunder unless the obligations to pay the same shall be terminated pursuant to the express provisions of this Security Agreement.

2.	The Collateral is, or will be used, primarily for business purposes.

3.	Debtor hereby warrants, represents and agrees:

(a) that the Collateral is lawfully owned by debtor, free and clear of all other liens, encumbrances and security interests, except if otherwise specified in Schedule B, and Debtor will warrant and defend title to the same against the claims and demands of all persons; (b) that, except if otherwise specified in Schedule B, Debtor has not granted, and will not grant, to anyone other than Secured Party any security interest in the Collateral and Financing Statement or other instrument affecting the Collateral, nor rights therein, bearing the signature of, or otherwise authorized by, Debtor, is on file in any public filing office; (c) that the Collateral is and shall be retained in Debtor’s possession at 6 Framark Drive, Victor, NY 14564; (d) that the Collateral shall at all times remain personal property; (e) that the Collateral is used for business; (f) that if the Collateral is attached to real estate or if the Collateral is or may become subject to a prior interest in favor of any party having an interest in the real estate, Debtor, on demand of Secured Party will furnish Secured Party with a writing by which any and all parties having such prior interest subordinate or disclaim their rights and priorities to, or in favor of Secured Party’s security interest provided herein.

4.	Debtor further agrees that from the date hereof it will keep the equipment portion of the Collateral insured against all risks of Physical loss or damage, including loss by fire, theft, windstorm, and explosions with extended coverage for not less than the greater of the Loan or the full replacement cost of the Collateral and shall carry property damage and additional insurance including public liability insurance in such amounts and covering such risks as Secured Party may reasonably require. All said insurance shall be in form and with companies satisfactory to Secured Party, the loss under all such policies shall be payable to Secured Party and Debtor as their interests may appear. Such policies shall provide that no less than thirty (30) days notice shall be given by the insurance company to Secured Party prior to any cancellation or alteration of the policies and with respect to policies insuring against physical loss that the coverage afforded to Secured Party shall not be impaired or invalidated against Secured Party or its assignees because of any condition or warranty contained in any policy or application therefor by Debtor. The insurance policies and all renewals thereof, or Certificates in lieu thereof, shall be promptly delivered by Debtor to Secured Party and shall be held by it until the indebtedness secured hereby is paid. Debtor hereby assigns to Secured Party all monies, not in excess of the Loan and any monies due hereunder, which may become payable under such insurance including the return of any unearned premiums, and directs any insurer to make payment directly to Secured Party and authorizes Secured Party to apply such monies in payment on account of the Loan secured hereby and to remit any surplus to Debtor. If the equipment portion of the Collateral is damaged, other than being totally destroyed, and such damage is repairable and covered by insurance, all loss proceeds payable by the insurance company or companies shall be made available by Secured Party to be applied to the repair and/or replacement of such damage to the equipment portion of the Collateral provided Debtor is not in default of its obligations under this Agreement or in the payment of any of the indebtedness secured hereby. Debtor appoints Secured Party as its attorney-in-fact to endorse any draft, make any claim under such insurance and execute any proof of claim and to do all other things necessary and required to effect a settlement under any insurance policies. In the event of a failure by Debtor to procure and maintain such insurance, Secured Party is hereby authorized and empowered to do so and the premiums paid for same shall be a lien against the Collateral added to the amount of the indebtedness secured hereby and payable on demand with interest at the rate of 1.50% per month but in no event greater than the maximum legal rate.

5.	Debtor agrees that as between it and Secured Party all risks of loss, theft or destruction of the equipment portion of the Collateral shall be borne by Debtor. Debtor further agrees to keep the equipment portion of the Collateral in first class operating condition and appearance at all times. Upon any failure of Debtor to comply with the foregoing, Secured Party, in addition to its other rights and remedies hereunder, may, but shall not be obligated to, cause repairs to be made to such Collateral, the cost of which shall be a lien against the Collateral, added to the amount of indebtedness secured hereby, and payable on demand with interest at the rate of 2% per month but in no event greater than the maximum legal rate.

6.	Debtor further agrees that it will not use the Collateral in violation of any statute, ordinance or applicable insurance policy and will promptly pay all taxes and assessments levied against the Collateral; that Debtor will not permit any lien, charge, encumbrance or security interest of any kind whatsoever (other than Secured Party’s security interest) to accrue upon or attach to Collateral; that Debtor will not remove the equipment portion of the Collateral from its location as above set forth without the prior written consent of Secured Party; that if any part of the equipment portion of the collateral is subject to a certificate of title law, Debtor will cause Secured Party’s security interest to be noted thereon and promptly deliver such certificate of title to Secured Party; that Debtor will not secrete, sell, transfer, dispose of, attempt to dispose of, substantially modify or abandon the collateral or any part thereof, that Debtor will sign and deliver to Secured Party such Financing Statements and continuation statements, in form acceptable to Secured Party, as Secured Party may, from time to time, reasonably request, or as are reasonably necessary in the option of Secured Party, to establish and maintain a valid security interest in the collateral and Debtor will pay any relative filing fees or costs with respect thereto and for prior lien searches; and that Secured Party is authorized to file any such Financing Statement without the signature of Debtor. Debtor will allow Secured Party and its representatives free access to the Collateral at all times for purposes of inspection or repair, Debtor will furnish to Secured Party unaudited quarterly financial statements within sixty (60) days after the end of its first three quarters in each fiscal year and a certified Financial Statement within one hundred twenty (120) days after the close of its fiscal year, all of which shall be true and correct in all respects, shall be prepared in accordance with generally accepted accounting principles and shall be supplied until the Note is paid in full.

7.	The occurrence of any one of the following shall constitute an Event of Default hereunder:

(a)	Debtor is in default in payment under the Note or hereunder;
(b)	Debtor removes, sells, transfers, encumbers, or parts with possession of the Collateral or any items thereof or attempts to do any of the foregoing;
(c)	Debtor fails to maintain in force the required insurance on the Collateral in compliance herewith or fails to provide loss payable protection to Secured Party in form satisfactory to Secured Party;
(d)	If any representation or warranty made by debtor herein or in any statement given to Secured Party shall be materially untrue;
(e)	Debtor shall fail to observe or perform any of the other obligations required to be observed or performed by Debtor hereunder, or other obligation or indebtedness of Debtor to Secured Party otherwise owing or due by Debtor to Secured Party in any other agreement now or hereafter executed between the parties hereto and such failure shall continue UNCURED for ten (10) days after written notice thereto to Debtor by Secured Party;

(f)	Debtor ceases doing business as a going concern, makes an assignment for the benefit of creditors, admits in writing its inability to pay its debts as they become due, files a voluntary petition in bankruptcy, is adjudicated a bankrupt or an insolvent, files a petition seeking for itself any reorganization, arrangement, composition readjustment, liquidation, dissolution or similar arrangement under any present or future statute, law or regulation or files an answer admitting the material allegations of a petition filed against it in any such proceeding, consents to or acquiesces in the appointment of a trustee, custodian, receiver or liquidator of it or of all or any substantial part of its assets or properties, or if it shall take any action looking to its dissolution or liquidation, or an order for relief is entered under the bankruptcy code against Debtor;
(g)	Within thirty (30) days after the commencement of any proceeding against Debtor seeking reorganization, arrangement, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such proceedings shall not have been dismissed, or if within thirty (30) days after the appointment without Debtor’s acquiescence of any trustee, custodian, receiver or liquidator of it or of all or any substantial part of its assets and properties, such appointment shall not be vacated; or
(h)	A material adverse change occurs in the financial condition or business operations of Debtor, a guarantor or a vendor of the equipment to be financed. Secured Party may require updated financial statements prior to any funding under the Note and the “conversion” of the Note to the Loan defined in the Note demonstrating no material adverse change when compared to the financial statements provided for approval.

Upon the occurrence of any Event of Default, Secured Party shall have all of the rights and remedies of a Secured Party under the Uniform Commercial Code and Secured Party is hereby authorized and empowered, with the aid and assistance of any person or persons, to enter any premises where the collateral or any part thereof is, or may be, placed, and to assemble and/or remove same and/or to render it unusable and sell and dispose of such Collateral at one or more public or private sales upon at least ten (10) days’ written notice to Debtor of such sale. The proceeds of each such sale shall be applied by Secured Party toward the payment of the Note or other indebtedness secured hereby, expenses of retaking, including payment by Secured Party of storage, preparing for such sale, advertising, selling and all related charges and disbursements in connection therewith. Should the proceeds of any such sale be insufficient to fully pay all the items above mentioned, Debtor hereby covenants and agrees to pay any deficiency to Secured Party and if Secured Party employs counsel for the purpose of effecting collection of any monies due hereunder (whether or not Secured Party has retaken the Collateral or any part thereof) or for the purpose of recovering the collateral, or for the purpose of protecting Secured Party’s interest because of any default of debtor, Debtor agrees to pay reasonable attorney’s fees and such attorney’s fees shall be a lien on the collateral herein and the proceeds thereof. Secured Party may require debtor to assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties. All rights and remedies hereunder are cumulative and not exclusive and a waiver by Secured Party of any breach by Debtor of the terms, covenants, and conditions hereof shall not constitute a waiver of future breaches or defaults; and no failure or delay on the part of Secured Party in exercising any of its options, powers, rights or remedies, or partial or single exercise thereof, shall constitute a waiver thereof.

8.	DEBTOR AND SECURED PARTY HEREBY WAIVE THE RIGHT OF A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BY EITHER PARTY, OR ASSIGNS, ARISING OUT OF THE SUBJECT MATTER OF THIS SECURITY AGREEMENT, THE COLLATERAL, OR THE NOTE OR OTHER OBLIGATION SECURED HEREBY.

9.	This Security Agreement may not be changed, modified or discharged, in whole or in part, and no right or remedy of Secured Party hereunder or under the Note or as a Secured Party under the Uniform Commercial Code may be waived by secured party unless such change, modification, discharge or waiver is in writing and signed on behalf of Secured Party by one of its duly authorized officers. All prior representations and agreements are merged in this Agreement.

10.	Secured Party is hereby authorized and empowered to date this Security Agreement and to fill in blank spaces in accordance with the actual terms of the related transaction.

11.	The rights and benefits of Secured Party hereunder shall inure to the benefit of its successors and assigns.

12.	All covenants of Debtor shall survive the termination of this Security Agreement. Notices hereunder shall be given in writing and mailed to the other party at the address specified herein or to such changed address as either party may give the other notice in writing. Forbearance or indulgence by Secured Party in any regard whatsoever shall not constitute a waiver of the covenant and condition. In the event any portion of this Security Agreement is invalid for any reason whatsoever, the parties agree that the agreement shall remain binding between them except for such invalidated portion.

13.	THIS SECURITY AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF SECURED PARTY AND DEBTOR HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CONNECTICUT.

IN WITNESS WHEREOF, Debtor has executed this Security Agreement as of the date first above written.

PREMIER PACKAGING CORPORATION

By:	/s/ Robert B. Bzdick

Title:	CEO

Agreed To and Accepted By:

PEOPLE’S CAPITAL AND LEASING CORP.

By:	/s/ Melissa Curtis

Title:	Vice President of Documentation

SECURITY AGREEMENT

SCHEDULE B

The following description of property supplements, and is part of, the Security Agreement No.3391-601 dated July 19, 2013 between the undersigned Borrower and People’s Capital and Leasing Corp. and may be attached to said Security Agreement and any related UCC Financing statements, Acceptance or Delivery Certificate or other document describing the property.

All machinery, equipment, furniture and fixtures, now owned or hereafter acquired, complete with any and all attachments, accessions, additions, replacements, improvements, modifications and substitutions thereto and therefor and all proceeds including insurance and products thereof and therefrom including the following:

One (1) used 2006 Heidelberg Model XL105-6LX CP2000, image control, chambered doctor blade coater, non stop feeder, X2 Non Stop Delivery, IR dryer , Non Stop Feeder, all program controlled wash ups, Autoplate, Ink line, air cooled, WEKO AP500 Eltex powder spray 6 color sheetfed press S/N ________________

All accounts, accounts receivable, contract rights, instruments, general intangibles, documents, investment property, letter of credit rights, payment intangibles and chattel paper now owned or hereafter acquired and all proceeds thereof and therefrom.

All inventory and any other goods, merchandise or other personal property held by debtor for sale or lease and all raw materials, work or goods in process or materials or supplies of every nature used, consumed or to be consumed in debtor’s business, now owned or hereafter acquired and all proceeds, including insurance proceeds and products of any of the foregoing.

PEOPLE’S CAPITAL AND LEASING CORP.		PREMIER PACKAGING CORPORATION

By:	/s/ Melissa Curtis	By:	/s/ Robert B. Bzdick

Title:	Vice President of Documentation	Title:	CEO